UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-22762

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated
(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720
Pasadena, CA 91101
(Address of principal executive offices) (Zip code)

R. Eric Chadwick
Flaherty & Crumrine Incorporated
301 E. Colorado Boulevard, Suite 720

Pasadena, CA 91101
(Name and address of agent for service)

Registrant's telephone number, including area code: 626-795-7300

Date of fiscal year end:  November 30

Date of reporting period:  May 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Directors

R. Eric Chadwick, CFA
Chairman of the Board

Morgan Gust

David Gale

Karen H. Hogan

Officers

R. Eric Chadwick, CFA
Chief Executive Officer and
President

Chad C. Conwell
Chief Compliance Officer,
Vice President and Secretary

Bradford S. Stone
Chief Financial Officer,
Vice President and Treasurer

Roger W. Ko
Assistant Treasurer

Laurie C. Lodolo
Assistant Compliance Officer,
Assistant Treasurer and
Assistant Secretary

Linda M. Puchalski
Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated
e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC
1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Dynamic Preferred and Income Fund?

•If your shares are held in a Brokerage Account, contact your Broker.

•If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare
P.O. Box 30170
College Station, TX 77842-3170
1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Semi-Annual
Report

May 31, 2019

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“edelivery”), you will not be affected by this change and you need not take any action. If you have not already elected edelivery, you may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting the Fund at the telephone number or mailing address listed on the left side of this page, if you invest directly with the Fund, or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all funds held in your account at that financial intermediary. Likewise, your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund. If you are a direct shareholder with the Fund, you can call or write to the Fund at the telephone number or address listed on the left side of this page to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

www.preferredincome.com

FLAHERTY & CRUMRINE dynamic PREFERRED and INCOME FUND

To the Shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund (“DFP”):

The fixed-income rally that began in early 2019 gained steam in the second fiscal quarter as central banks around the world signaled that more accommodative monetary policy was a near certainty. Lower interest rates renewed a global hunt for yield and provided a steady tailwind for preferreds and contingent capital securities. Total return1 on net asset value (“NAV”) was 4.4% for the fiscal quarter2 and 11.5% for the first half of the fiscal year. Total return on market price of Fund shares over the same periods was 5.8% and 17.3%, respectively.

The table below shows Fund NAV returns over various measurement periods. The table includes performance of two indices, Bloomberg Barclays U.S. Aggregate and S&P 500, as proxies for bond and stock markets, respectively. While neither is a benchmark for Fund performance, they provide context for returns on broad asset categories.

TOTAL RETURN ON NET ASSET VALUE FOR PERIODS ENDED MAY 31, 2019
	Actual Returns			Average Annualized Returns
	Three Months	Six Months	One Year	Three Years	Five Years	Life of Fund(1)
Flaherty & Crumrine Dynamic Preferred and Income Fund	4.4%	11.5%	8.0%	8.2%	8.2%	8.9%
Bloomberg Barclays U.S. Aggregate Index(2)	3.8%	6.7%	6.4%	2.5%	2.7%	2.7%
S&P 500 Index(3)	-0.7%	0.7%	3.8%	11.7%	9.7%	11.2%

(1)Since inception on May 29, 2013.

(2)The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment grade, fixed-rate bond market.

(3)The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

The market’s shift in outlook for monetary policy from future rate hikes to rate cuts was sudden and is largely responsible for a risk-asset rally in 2019. The U.S. economy has held up well, although recent data indicates there may be areas of weakness on the horizon. Markets, however, have taken a more-dovish outlook much farther than the Federal Reserve itself. Market prices indicate future rates cuts are necessary, highly likely, and potentially large. As a result, Treasury rates have moved materially lower, with the 10-year Treasury yield around 2% as of this writing, compared to about 3% as of the Fund’s fiscal year-end on November 30, 2018.

1Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment.

2March 1, 2019 – May 31, 2019

The Fed remains focused on its struggle to achieve a 2% inflation target. Many larger macroeconomic concerns we have discussed in prior shareholder letters remain unresolved – including immigration, trade wars, polarized politics, and Brexit in the U.K. – but investors seem even more convinced that monetary policy will be used proactively, and on a global basis, to counter economic weakness associated with negative outcomes in these areas.

After a weak end to 2018, the market was poised to benefit from this sudden change in sentiment. Preferreds and contingent capital securities continue to offer more yield than most fixed-income alternatives, particularly on a risk-adjusted basis. Given their desire for higher yields and limited supply, investors scooped up almost every new issue brought to market this year. If Treasury rates remain low, demand should remain healthy.

Securities with more call protection (longer duration) outperformed securities with near-term calls, which is expected when Treasuries rally. Call protection is important as rates fall, since call options inherently favor issuers. Call protection allows the Fund to seek a more stable income profile over time as interest rates move up and down, and it is a feature we have always valued greatly. Although returns were positive, energy-industry securities underperformed the broader market during the quarter, partly due to supply overhang from late-2018 through early-2019 and the balance due to weakness in oil prices. While we are very selective in this segment of the market, we continue to see good value in many energy-industry securities.

Banks and financials continue to be our favorite sectors, largely driven by strong current and projected credit quality. The Fed recently released 2019 Stress Test results, and banks passed comfortably. Profitability remains solid, and supply of new securities should remain limited (although some will look to refinance if rates remain low). Valuations in these sectors are rather mixed at this point, and, as always, it pays to be selective on issuers and structure. Portfolio allocations by industry, and other categories, can be seen on the Portfolio Overview page later in this report.

Monetary policy has carried the day so far in 2019, and it is likely to remain an important driver looking forward. Economic data remains very important, and could validate the market’s move or muddy the picture further. Either way, Fed officials appear ready and willing to err on the side of stimulus – and that should be supportive of risk assets. In fairness, however, market expectations for central bank rate cuts are high, and disappointment on this front could result in a pullback and increased market volatility.

We encourage you to read the discussion topics that follow, as we dig deeper into subjects of interest to shareholders. In addition, visit the Fund’s website, www.preferredincome.com, for timely and important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

June 30, 2019

DISCUSSION TOPICS

(Unaudited)

The Fund’s Portfolio Results and Components of Total Return on NAV

The table below presents a breakdown of the components that comprise the Fund’s total return on NAV over the recent six months. These components include: (a) the total return on the Fund’s portfolio of securities; (b) any returns from hedging the portfolio against significant increases in long-term interest rates; (c) the impact of utilizing leverage to enhance returns to shareholders; and (d) the Fund’s operating expenses. When all of these components are added together, they comprise the total return on NAV.

Components of DFP’s Total Return on NAV
for the Six Months Ended May 31, 20191

Total Return on Unleveraged Securities Portfolio (including principal change and income)	8.3%
Return from Interest Rate Hedging Strategy	N/A
Impact of Leverage (including leverage expense)	3.7%
Expenses (excluding leverage expense)	(0.5)%
[1] Actual, not annualizedTotal Return on NAV	11.5%

For the six months ended May 31, 2019 the ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM (P8JC)1,2 returned 8.6%. This index reflects the various segments of the preferred securities market constituting the Fund’s primary focus. Since this index return excludes all expenses and the impact of leverage, it compares most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

Total Return on Market Price of Fund Shares

While our focus is primarily on managing the Fund’s investment portfolio, our shareholders’ actual return is comprised of the Fund’s monthly dividend payments plus changes in the market price of Fund shares. During the six-month period ending May 31, 2019, total return on market price of Fund shares was 17.3%.

Historically, the preferred securities market has experienced price volatility consistent with those of other fixed-income securities. However, since mid-2007 it has become clear that preferred-security valuations, including both the Fund’s NAV and the market price of its shares, can move dramatically when there is volatility in financial markets. The chart below contrasts the relative stability of the Fund’s earlier period with the more recent volatility in both its NAV and market price. Many fixed-income asset classes experienced increased volatility over this period.

1The ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM (P8JC) includes U.S. dollar-denominated investment-grade or below investment-grade, fixed rate, floating rate or fixed-to-floating rate, retail or institutionally structured preferred securities of U.S. and foreign issuers with issuer concentration capped at 8%. All index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

2The benchmarks from ICE Data Indices, LLC (“ICE Data”) are used with permission. ICE Data, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third party providers shall be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third party suppliers do not sponsor, endorse, or recommend Flaherty & Crumrine Incorporated, or any of its products or services.

In a more perfect world, the market price of Fund shares and its NAV, as shown in the above chart, would track more closely. If so, any premium or discount (calculated as the difference between these two inputs and expressed as a percentage) would remain relatively close to zero. However, as can be seen in the chart below, this often has not been the case.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV hasn’t been closer.

Based on a closing price of $25.03 on June 28th and assuming its current monthly distribution of $0.143 does not change, the annualized yield on market price of Fund shares is 6.9%. Of course, there can be no guarantee that the Fund’s dividend will not change based on market conditions.

U.S. Economic and Credit Outlook

The U.S. economy expanded rapidly in the first quarter of 2019. Inflation-adjusted gross domestic product (real GDP) rose 3.1% in Q1, compared to a more-modest 2.2% expansion in the fourth quarter of 2018. The composition of growth was weaker than in recent quarters, however, as a narrower trade deficit and faster inventory accumulation accounted for just under half of Q1 growth. Economists expect 1.8% real GDP growth in Q2 and 2.5% in 2019 overall, slowing to 1.8% in 2020. Those forecasts are near the low end of our expectations for 2.5-3.0% growth (Q4/Q4) in 2019 and 2.0-2.5% in 2020, which assume the U.S. and China reach a trade agreement sometime this year.

While each of those forecasts implies some slowdown from 3.0% real GDP growth in 2018, we remain more optimistic than most for a few reasons. First, we think there is still some “gas in the tank” from tax reform that will drive business investment higher. That should support rising labor productivity and help offset a slower pace of hiring and higher wages as the labor market tightens. Second, higher wages should support continued strength in personal income, even with slower job growth. Third, the immigration situation has become so untenable that we may actually see some policy reform that helps alleviate some labor shortages and benefits economic growth. Finally, financial conditions are substantially easier than they were at the end of 2018.

So far in 2019 the labor market has posted solid, if uneven, growth. Payroll jobs rose by an average of 164,000 jobs per month through May 2019, and employment is up 1.6% from a year ago. Job gains continue to outpace population growth, and the labor market has tightened. Additionally, wage gains have accelerated, with average hourly earnings rising 3.1% year-over-year (YoY) in May compared to 2.9% at the same time last year. We expect wages will continue to accelerate gradually and support personal income even as employment growth slows.

Over the 12 months ending in May, nominal personal income and disposable income rose 4.1% and 3.9% YoY, respectively. Lower personal income tax rates in 2018 contributed to strong growth last year in disposable personal income, which is reported on an after-tax basis. Because tax rates did not fall again this year, we expect a slower pace of growth in disposable income, and we are seeing that. Nonetheless, solid job growth and rising wages have boosted wage and salary income, and overall income growth remains relatively strong. In turn, consumer spending should remain a bright spot, and residential investment may be bottoming out after contracting in 2018.

Despite mostly solid economic growth, inflation remains below the Federal Reserve’s 2% target. For 12 months ending in May, the consumer price index (CPI) was up 1.8% overall and 2.0% excluding food and energy. The PCE deflator was up 1.5% overall and 1.6% excluding food and energy over 12 months ending in May – 0.8% and 0.4% below year-ago levels, respectively. Tariffs should temporarily boost inflation, but lower energy prices push against that, and underlying inflation pressure (other than rising wages) is muted.

Entering 2019, with financial conditions tighter and economic growth looking soft, the Federal Open Market Committee (FOMC) signaled a shift to significantly more accommodative monetary policy. At its January 2019 meeting, the FOMC introduced a new wait-and-see regime emphasizing “patience” on monetary policy during a period of economic uncertainty. It followed that up in March with projections for the fed funds rate that eliminated rate hikes in 2019 (50 bp lower than previously). It also announced plans to slow the wind-down of its securities portfolio beginning in May 2019 and end its wind-down in October 2019 – substantially earlier than prior expectations.

Additional risks further weighed on the economic outlook since March. Escalating U.S. import tariffs and corresponding retaliatory tariffs on U.S. exports add to existing concerns about slowing growth and low inflation. Import and export growth have slowed to a crawl, and business sentiment sagged. Capacity utilization, which rose through most of 2018, eased this year, signaling more modest investment spending ahead. Tariffs are likely to further weigh on business investment unless trade deals are realized. In turn, that reduces prospects for gains in productivity, lowering potential economic growth, especially amidst stasis on immigration policy. Moreover, global economic growth has slowed, with particular risks in China and an uncertain Brexit outcome.

In response to these risks, the FOMC shifted to an even more dovish policy stance in June, shaving 50 bp from its fed funds forecast in 2020. Markets currently price in rate cuts beginning this summer, bringing the fed funds target down from 2.4% currently to about 1.3% by year-end 2020, well below the Committee’s latest 2.1% median “dot plot” expectation. Absent a near-term trade agreement with China, we expect the FOMC to cut rates by 50 bp in the July to September quarter to help offset downside risks to the economy.

As markets assessed these risks and the Fed’s responses to them, Treasury yields fell sharply. From a high of 3.24% in November 2018, the yield on 10-year Treasury notes slipped to 2.69% at the end of December 2018, 2.13% at the end of May 2019 and about 2.00% currently. Credit spreads widened sharply in late 2018 but narrowed in response to prospects of more accommodative monetary policy.

Fundamentally, credit conditions remain supportive, especially for financial companies, which comprise over 70% of the preferred and contingent capital securities market. Leverage at financial companies has continued to decline since the financial crisis, and most of those companies have historically strong balance sheets and rising earnings. U.S. bank loan delinquencies and charge-offs are stable or falling from already-low levels, and loan-loss reserves are strong. While the economy, interest rates and consumer health will impact profitability, U.S. bank earnings remain near record levels and should see further gains (albeit at a slower pace) in 2019. Finally, all banks participating in Fed-administered Dodd-Frank Act Stress Tests (DFAST) and Comprehensive Capital Analysis and Reviews (CCAR) passed those exercises. We do not anticipate a recession over the next two years, but U.S. banks appear to be well prepared if one arrives.

While economic growth appears to have hit a soft patch in the second quarter ending June 30, the economy should continue to expand at a modest pace. The Fed is likely to take out some insurance by cutting rates soon, albeit by somewhat less than markets currently discount. Solid credit fundamentals and easier monetary policy should reinforce a hunt for yield by investors. Although we are vigilant as always, we believe the macroeconomic and credit environments remain favorable for the Fund’s investment strategy.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OVERVIEW May 31, 2019 (Unaudited)
Additional portfolio information of interest to shareholders is available on the Fund’s website at http://www.preferredincome.com/

Fund Statistics
Net Asset Value	$24.73
Market Price	$24.13
Discount	2.43%
Yield on Market Price†	7.11%
Common Stock Shares Outstanding	19,161,549

†May 2019 dividend of $0.143 per share,
annualized, divided by Market Price.

Security Ratings***	% of Net Assets††
A	0.1%
BBB	49.9%
BB	36.0%
Below “BB”	2.1%
Not Rated****	11.0%

Portfolio Rating Guidelines	% of Net Assets††
Security Rated Below Investment Grade By All*****	38.7%
Issuer or Senior Debt Rated Below Investment Grade by All******	2.4%

***Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s. May not sum to 100% due to rounding.

****Excludes common stock and money market fund investments and net other assets and liabilities of 0.9%.

*****Security rating below investment grade by all of Moody’s, S&P Global Ratings, and Fitch Ratings.

******Security rating and issuer’s senior unsecured debt or issuer rating are below investment grade by all of Moody’s, S&P, and Fitch. The Fund’s investment policy currently limits such securities to 20% of Net Assets.

Industry Categories*	% of Net Assets††

Utilities 4.8%
Communications 0.8%
REITS 0.0%**
Energy 5.8%
Other 2.9%
Insurance 21.7%
Banking & Financial Services 64.0%

*Categories may not sum to 100% due to rounding.
**Percentage amounts to less than 0.05%.

Top 10 Holdings by Issuer% of Net Assets††
Citigroup Inc	4.8%
Morgan Stanley	4.4%
MetLife Inc	4.1%
PNC Financial Services Group Inc	3.9%
Liberty Mutual Group	3.6%
Regions Financial Corporation	3.4%
Fifth Third Bancorp	3.3%
JPMorgan Chase & Co	3.1%
Lloyds Banking Group PLC	3.0%
Wells Fargo & Company	2.7%

% of Net Assets*******††
Holdings Generating Qualified Dividend Income (QDI) for Individuals	66%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	47%

*******This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.

††Net Assets includes assets attributable to the use of leverage.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS May 31, 2019 (Unaudited)

Shares/$ Par		Value

Preferred Stock & Hybrid Preferred Securities§ — 82.0%
Banking — 48.1%

	Bank of America Corporation:
25,000	6.00%, Series EE	$664,250	*(1)
$4,760,000	5.875% to 03/15/28 then 3ML + 2.931%, Series FF	4,919,055	*(1)(2)(3)
$1,800,000	6.30% to 03/10/26 then 3ML + 4.553%, Series DD	1,972,575	*(1)(2)(3)
$9,107,000	6.50% to 10/23/24 then 3ML + 4.174%, Series Z	9,909,691	*(1)(2)(3)
	Capital One Financial Corporation:
25,700	6.00%, Series H	676,038	*(1)
61,507	6.70%, Series D	1,574,272	*(1)(2)
	Citigroup, Inc.:
$830,000	5.875% to 03/27/20 then 3ML + 4.059%, Series O	838,752	*(1)
$1,400,000	5.95% to 05/15/25 then 3ML + 3.905%, Series P	1,448,475	*(1)(2)(3)
1,191,837	6.875% to 11/15/23 then 3ML + 4.13%, Series K	32,537,150	*(1)(2)
10,371	7.125% to 09/30/23 then 3ML + 4.04%, Series J	289,143	*(1)
	Citizens Financial Group, Inc.:
$5,000,000	5.50% to 04/06/20 then 3ML + 3.96%, Series A	5,013,525	*(1)(2)(3)
40,000	6.35% to 04/06/24 then 3ML + 3.642%, Series D	1,079,000	*(1)(2)
	CoBank ACB:
38,100	6.20% to 01/01/25 then 3ML + 3.744%, Series H, 144A****	4,010,025	*(1)
3,450	6.25% to 10/01/22 then 3ML + 4.557%, Series F, 144A****	360,956	*(1)
$550,000	6.25% to 10/01/26 then 3ML + 4.66%, Series I, 144A****	580,937	*(1)
7,000	Compeer Financial ACA, 6.75% to 08/15/23 then 3ML + 4.58%, 144A****	7,376,250	*(1)
713,136	Fifth Third Bancorp, 6.625% to 12/31/23 then 3ML + 3.71%, Series I	19,812,701	*(1)(2)
5,000	First Horizon National Corporation, 6.20%, Series A	132,125	*(1)
	Goldman Sachs Group:
54,609	6.30%, Series N	1,439,493	*(1)
$2,000,000	5.00% to 11/10/22 then 3ML + 2.874%, Series P	1,884,970	*(1)(2)(3)
10,000	5.50% to 05/10/23 then 3ML + 3.64%, Series J	260,500	*(1)
531,522	6.375% to 05/10/24 then 3ML + 3.55%, Series K	14,367,040	*(1)(2)
$4,458,000	HSBC Holdings PLC: HSBC Capital Funding LP, 10.176% to 06/30/30 then 3ML + 4.98%, 144A****	6,690,968	(1)(2)(3)(4)
	Huntington Bancshares, Inc.:
332,000	6.25%, Series D	8,715,000	*(1)(2)
$3,200,000	5.70% to 04/15/23 then 3ML + 2.88%, Series E	3,171,552	*(1)(2)(3)
	JPMorgan Chase & Company:
$2,390,000	3ML + 3.47%, 6.0528%(5), Series I	2,391,876	*(1)(2)(3)
$10,700,000	6.00% to 08/01/23 then 3ML + 3.30%, Series R	11,177,648	*(1)(2)(3)
$8,000,000	6.75% to 02/01/24 then 3ML + 3.78%, Series S	8,794,880	*(1)(2)(3)
283,700	KeyCorp, 6.125% to 12/15/26 then 3ML + 3.892%, Series E	8,021,277	*(1)(2)
	Lloyds TSB Bank PLC:
$5,200,000	12.00% to 12/16/24 then 3ML + 11.756%, 144A****	6,260,790	(1)(4)
$14,022,000	Lloyds Banking Group PLC, 6.657% to 05/21/37 then 3ML + 1.27%, 144A****	14,600,408	**(1)(2)(3)(4)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) May 31, 2019 (Unaudited)

Shares/$ Par		Value

Preferred Stock & Hybrid Preferred Securities — (Continued)
Banking — (Continued)

$15,425,000	M&T Bank Corporation, 6.45% to 02/15/24 then 3ML + 3.61%, Series E	$16,514,622	*(1)(2)(3)
161,240	MB Financial, Inc., 6.00%, Series C	4,200,302	*(1)(2)
	Morgan Stanley:
251,971	5.85% to 04/15/27 then 3ML + 3.491%, Series K	6,684,791	*(1)(2)
674,994	6.875% to 01/15/24 then 3ML + 3.94%, Series F	18,818,833	*(1)(2)
241,200	7.125% to 10/15/23 then 3ML + 4.32%, Series E	6,794,604	*(1)(2)
549,300	New York Community Bancorp, Inc., 6.375% to 03/17/27 then 3ML + 3.821%, Series A	14,441,097	*(1)(2)
59,576	People's United Financial, Inc., 5.625% to 12/15/26 then 3ML + 4.02%, Series A	1,553,444	*(1)
	PNC Financial Services Group, Inc.:
669,080	6.125% to 05/01/22 then 3ML + 4.067%, Series P	17,946,398	*(1)(2)
$9,928,000	6.75% to 08/01/21 then 3ML + 3.678%, Series O	10,514,596	*(1)(2)(3)
$640,000	RaboBank Nederland, 11.00% to 06/30/19 then 3ML + 10.868%, 144A****	645,600	(1)(2)(3)(4)
	Regions Financial Corporation:
289,000	5.70% to 08/15/29 then 3ML + 3.148%, Series C	7,341,322	*(1)
627,170	6.375% to 09/15/24 then 3ML + 3.536%, Series B	17,211,113	*(1)(2)
$4,825,000	Royal Bank of Scotland Group PLC: RBS Capital Trust II, 6.425% to 01/03/34 then 3ML + 1.9425%	6,067,438	**(1)(2)(3)(4)
4,000	Sovereign Bancorp: Sovereign REIT, 12.00%, Series A, 144A****	4,345,860	(1)
	State Street Corporation:
$500,000	5.625% to 12/15/23 then 3ML + 2.539%, Series H	505,858	*(1)
26,174	5.90% to 03/15/24 then 3ML + 3.108%, Series D	705,455	*(1)(2)
23,596	Sterling Bancorp, 6.50%, Series A	639,570	*(1)
48,000	TriState Capital Holdings, Inc., 6.375% to 07/01/26 then 3ML + 4.088%, Series B	1,241,040	*(1)
50,000	Valley National Bancorp, 6.25% to 06/30/25 then 3ML + 3.85%, Series A	1,419,500	*(1)(2)
	Wells Fargo & Company:
27,000	5.625%, Series Y	688,635	*(1)
759	7.50%, Series L	1,007,952	*(1)
180,300	5.85% to 09/15/23 then 3ML + 3.09%, Series Q	4,668,652	*(1)(2)
$13,025,000	3ML + 3.77%, 6.3809%(5), Series K	13,132,456	*(1)(2)
	Zions Bancorporation:
10,000	6.30% to 03/15/23 then 3ML + 4.24%, Series G	272,600	*(1)
$10,000,000	7.20% to 09/15/23 then 3ML + 4.44%, Series J	10,606,400	*(1)(2)(3)
		348,939,460

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) May 31, 2019 (Unaudited)

Shares/$ Par		Value

Preferred Stock & Hybrid Preferred Securities — (Continued)
Financial Services — 1.3%

$1,440,000	AerCap Global Aviation Trust, 6.50% to 06/15/25 then 3ML + 4.30%, 06/15/45, 144A****	$1,461,600	(2)(3)(4)
$1,500,000	E*TRADE Financial Corporation, 5.30% to 03/15/23 then 3ML + 3.16%, Series B	1,448,460	*(1)(2)(3)
	General Motors Financial Company:
$1,420,000	5.75% to 09/30/27 then 3ML + 3.598%, Series A	1,303,965	*(1)
$2,500,000	6.50% to 09/30/28 then 3ML + 3.436%, Series B	2,335,538	*(1)
35,000	National Rural Utilities Cooperative Finance Corporation, 5.50% 05/15/64	898,187
68,000	Stifel Financial Corp., 6.25%, Series B	1,748,280	*(1)
		9,196,030
Insurance — 19.7%
291,880	Allstate Corporation, 6.625%, Series E	7,521,514	*(1)(2)
	American International Group, Inc.:
$280,000	AIG Life Holdings, Inc., 7.57% 12/01/45, 144A****	328,080
$497,000	AIG Life Holdings, Inc., 8.125% 03/15/46, 144A****	602,222
$5,375,000	8.175% to 05/15/38 then 3ML + 4.195%, 05/15/58	6,459,218
$680,000	Aon Corporation, 8.205% 01/01/27	809,805	(2)
	Arch Capital Group, Ltd.:
38,000	5.25%, Series E	898,130	**(1)(4)
33,000	5.45%, Series F	807,180	**(1)(4)
$6,550,000	AXA SA, 6.379% to 12/14/36 then 3ML + 2.256%, 144A****	7,296,634	**(1)(2)(4)
353,663	Delphi Financial Group, 3ML + 3.19%, 5.708%(5) 05/15/37	8,222,665	(2)(3)
141,000	Enstar Group Ltd., 7.00% to 09/01/28 then 3ML + 4.015%, Series D	3,655,073	**(1)(2)(4)
$754,000	Everest Reinsurance Holdings, 3ML + 2.385%, 4.903%(5) 05/15/37	676,104	(2)
137,500	Hartford Financial Services Group, Inc., 7.875% to 04/15/22 then 3ML + 5.596%, 04/15/42	3,933,779	(2)(3)
$20,983,000	Liberty Mutual Group, 7.80% 03/15/37, 144A****	26,054,381	(2)(3)
	MetLife, Inc.:
$17,200,000	9.25% 04/08/38, 144A****	23,593,068	(2)(3)
$3,759,000	10.75% 08/01/39	5,852,819	(2)(3)
	PartnerRe Ltd.:
77,450	5.875%, Series I	1,986,592	**(1)(2)(4)
37,556	6.50%, Series G	991,103	**(1)(2)(4)
232,982	7.25%, Series H	6,183,342	**(1)(2)(4)
$2,727,000	Prudential Financial, Inc., 5.625% to 06/15/23 then 3ML + 3.92%, 06/15/43	2,827,122	(2)(3)
56,900	RenaissanceRe Holdings Ltd., 5.75%, Series F	1,440,924	**(1)(4)
$9,836,000	Unum Group: Provident Financing Trust I, 7.405% 03/15/38	10,688,683	(2)(3)
	W.R. Berkley Corporation:
15,339	5.70%, 03/30/58	390,608
208,879	5.75% 06/01/56	5,262,184	(2)(3)
30	5.90% 03/01/56	765

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) May 31, 2019 (Unaudited)

Shares/$ Par		Value

Preferred Stock & Hybrid Preferred Securities — (Continued)
Insurance — (Continued)

	XL Group Limited:
$14,338,000	Catlin Insurance Company Ltd., 3ML + 2.975%, 5.5665%(5), 144A****	$14,039,985	(1)(2)(3)(4)
$3,020,000	XL Capital Ltd., 3ML + 2.4575%, 5.0543%(5), Series E	2,911,929	(1)(2)(3)(4)
		143,433,909
Utilities — 4.8%
132,000	Algonquin Power & Utilities Corporation, 6.20% to 07/01/24 then 3ML + 4.01%, 07/01/79, Series 2019-A	3,374,250	(4)
$2,100,000	CenterPoint Energy, Inc., 6.125% to 09/01/23 then 3ML + 3.27%, Series A	2,165,184	*(1)(2)(3)
$2,545,000	Commonwealth Edison: COMED Financing III, 6.35% 03/15/33	2,713,578
258,475	Dominion Energy, Inc., 5.25% 07/30/76, Series A	6,599,177	(2)(3)
$6,830,000	Emera, Inc., 6.75% to 06/15/26 then 3ML + 5.44%, 06/15/76, Series 2016A	7,336,888	(2)(3)(4)
121,452	Integrys Energy Group, Inc., 6.00% to 08/01/23 then 3ML + 3.22%, 08/01/73	3,175,970	(2)(3)
$4,400,000	NextEra Energy: NextEra Energy Capital Holdings, Inc., 5.65% to 05/01/29 then 3ML + 3.156%, 05/01/79	4,513,967
	NiSource, Inc.:
$1,000,000	5.65% to 06/15/23 then T5Y + 2.843%, Series A	996,860	*(1)
91,800	6.50% to 03/15/24 then T5Y + 3.632%, Series B	2,422,831	*(1)(2)
15,000	Southern California Edison: SCE Trust V, 5.45% to 03/15/26 then 3ML + 3.79%, Series K	353,325	*(1)(2)
$1,000,000	Southern Company, 5.50% to 03/15/22 then 3ML + 3.63%, 03/15/57, Series B	1,014,833
		34,666,863
Energy — 5.8%
	DCP Midstream LP:
$3,500,000	7.375% to 12/15/22 then 3ML + 5.148%, Series A	3,401,002	(1)(2)
11,900	7.875% to 06/15/23 then 3ML + 4.919%, Series B	289,467	(1)
$9,780,000	DCP Midstream LLC, 5.85% to 05/21/23 then 3ML + 3.85%, 05/21/43, 144A****	9,119,850	(2)(3)
$3,500,000	Enbridge, Inc., 6.00% to 01/15/27 then 3ML + 3.89%, 01/15/77	3,471,003	(2)(3)(4)
	Energy Transfer LP:
	Energy Transfer Operating LP:
401,126	7.375% to 05/15/23 then 3ML + 4.53%, Series C	9,475,840	(1)(2)(3)
385,000	7.60% to 05/15/24 then 3ML + 5.161%, Series E	9,498,912	(1)
4,800	7.625% to 08/15/23 then 3ML + 4.738%, Series D	115,632	(1)
$2,700,000	Enterprise Products Operating L.P., 5.25% to 08/16/27 then 3ML + 3.033%, 08/16/77, Series E	2,475,131
105,773	NuStar Logistics LP, 3ML + 6.734%, 9.3308%(5) 01/15/43	2,692,029	(2)(3)
$1,500,000	Transcanada Pipelines, Ltd., 5.875% to 08/15/26 then 3ML + 4.64%, 08/15/76, Series 2016-A	1,536,323	(2)(3)(4)
		42,075,189

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) May 31, 2019 (Unaudited)

Shares/$ Par		Value

Preferred Stock & Hybrid Preferred Securities — (Continued)
Communication — 0.3%

$2,300,000	Vodafone Group PLC, 7.00% to 04/04/29 then SW5 + 4.873%, 04/04/79	$2,385,811	(4)
		2,385,811
Real Estate Investment Trust (REIT) — 0.0%
10,685	Annaly Capital Management, Inc., 6.95% to 09/30/22 then 3ML + 4.993%, Series F	268,728	(1)
		268,728
Miscellaneous Industries — 2.0%
$1,400,000	BHP Billiton Limited: BHP Billiton Finance U.S.A., Ltd., 6.75% to 10/19/25 then SW5 + 5.093%, 10/19/75, 144A****	1,573,299	(2)(3)(4)
	Land O’ Lakes, Inc.:
$725,000	7.25%, Series B, 144A****	699,625	*(1)
$11,700,000	8.00%, Series A, 144A****	12,051,000	*(1)(2)
		14,323,924
	Total Preferred Stock & Hybrid Preferred Securities (Cost $571,269,112)	595,289,914

Contingent Capital Securities† — 14.7%
Banking — 12.0%
$1,738,000	Australia & New Zealand Banking Group Ltd., 6.75% to 06/15/26 then ISDA5 + 5.168%, 144A****	1,867,698	**(1)(4)
$7,000,000	Banco Bilbao Vizcaya Argentaria SA, 6.125% to 11/16/27 then SW5 + 3.87%	6,253,730	**(1)(2)(3)(4)
$1,660,000	Banco Mercantil del Norte SA, 7.625% to 01/06/28 then T10Y + 5.353%, 144A****	1,709,800	**(1)(4)
	Barclays Bank PLC:
$1,870,000	7.75% to 09/15/23 then SW5 + 4.842%	1,875,872	**(1)(4)
$8,378,000	7.875% to 03/15/22 then SW5 + 6.772%, 144A****	8,651,257	**(1)(2)(4)
$4,250,000	8.00% to 06/15/24 then T5Y + 5.672%	4,334,532	**(1)(4)
	BNP Paribas:
$1,300,000	7.00% to 08/16/28 then SW5 + 3.98%, 144A****	1,331,479	**(1)(4)
$11,200,000	7.375% to 08/19/25 then SW5 + 5.15%, 144A****	12,035,800	**(1)(2)(3)(4)
$2,000,000	7.625% to 03/30/21 then SW5 + 6.314%, 144A****	2,080,670	**(1)(2)(3)(4)
$915,000	Credit Agricole SA, 7.875% to 01/23/24 then SW5 + 4.898%,144A****	977,514	**(1)(4)
	HSBC Holdings PLC:
$1,000,000	6.00% to 05/22/27 then ISDA5 + 3.746%	986,965	**(1)(2)(4)
$9,025,000	6.50% to 03/23/28 then ISDA5 + 3.606%	9,044,314	**(1)(2)(3)(4)
$2,163,000	6.875% to 06/01/21 then ISDA5 + 5.514%	2,247,541	**(1)(2)(4)
$1,000,000	Lloyds Banking Group PLC, 7.50% to 09/27/25 then SW5 + 4.496%	1,022,875	**(1)(4)
$1,700,000	Macquarie Bank Ltd., 6.125% to 03/08/27 then SW5 + 3.703%, 144A****	1,608,013	**(1)(4)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) May 31, 2019 (Unaudited)

Shares/$ Par		Value

Contingent Capital Securities — (Continued)
Banking — (Continued)

	Societe Generale SA:
$300,000	6.75% to 04/06/28 then SW5 + 3.929%, 144A****	$282,267	**(1)(4)
$8,200,000	7.375% to 09/13/21 then SW5 + 6.238%, 144A****	8,430,584	**(1)(2)(3)(4)
$5,000,000	8.00% to 09/29/25 then ISDA5 + 5.873%, 144A****	5,354,375	**(1)(2)(3)(4)
	Standard Chartered PLC:
$6,615,000	7.50% to 04/02/22 then SW5 + 6.301%, 144A****	6,875,499	**(1)(2)(3)(4)
$4,000,000	7.75% to 04/02/23 then SW5 + 5.723%, 144A****	4,162,560	**(1)(2)(3)(4)
$5,700,000	UBS Group Funding Switzerland AG, 7.000% to 01/31/24 then SW5 + 4.344%, 144A****	5,860,398	**(1)(4)
		86,993,743
Financial Services — 0.7%
	Credit Suisse Group AG:
$2,500,000	7.25% to 09/12/25 then SW5 + 4.332%, 144A****	2,552,188	**(1)(2)(3)(4)
$2,600,000	7.50% to 07/17/23 then SW5 + 4.60%, 144A****	2,702,414	**(1)(2)(3)(4)
		5,254,602
Insurance — 2.0%
$13,160,000	QBE Insurance Group Ltd., 7.50% to 11/24/23 then SW10 + 6.03%, 11/24/43, 144A****	14,380,129	(2)(3)(4)
		14,380,129

	Total Contingent Capital Securities (Cost $105,018,119)	106,628,474

Corporate Debt Securities§ — 2.4%
Banking — 2.0%
451,000	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	11,892,870	(2)
89,000	Zions Bancorporation, 6.95% to 09/15/23 then 3ML + 3.89%, 09/15/28, Sub Notes	2,558,305	(2)
		14,451,175
Communication — 0.4%
	Qwest Corporation:
54,050	6.50% 09/01/56	1,243,960
82,550	6.75% 06/15/57	2,002,754
		3,246,714
	Total Corporate Debt Securities (Cost $16,660,099)	17,697,889

Money Market Fund — 0.1%
744,718	BlackRock Liquidity Funds: T-Fund, Institutional Class	744,718
	Total Money Market Fund (Cost $744,718)	744,718

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) May 31, 2019 (Unaudited)

		Value

Total Investments (Cost $693,692,048***)	99.2%	$720,360,995

Other Assets And Liabilities (Net)	0.8%	5,764,356

Total Managed Assets	100.0%‡	$726,125,351

Loan Principal Balance		(252,200,000)

Total Net Assets Available To Common Stock		$473,925,351

§Date shown is maturity date unless referencing the end of the fixed-rate period of a fixed-to-floating rate security.

*Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**Securities distributing Qualified Dividend Income only.

***Aggregate cost of securities held.

****Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2019, these securities amounted to $222,554,183 or 30.6% of total managed assets.

(1)Perpetual security with no stated maturity date.

(2)All or a portion of this security is pledged as collateral for the Fund's loan. The total value of such securities was $439,557,223 at May 31, 2019.

(3)All or a portion of this security has been rehypothecated. The total value of such securities was $245,595,429 at May 31, 2019.

(4)Foreign Issuer.

(5)Represents the rate in effect as of the reporting date.

†A Contingent Capital Security is a hybrid security with contractual loss-absorption characteristics.

‡The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:

3ML—3-Month ICE LIBOR USD A/360

ISDA5—5-year USD ICE Swap Semiannual 30/360

SW5—5-year USD Swap Semiannual 30/360

SW10—10-year USD Swap Semiannual 30/360

T5Y—Federal Reserve H.15 5-Yr Constant Maturity Treasury Semiannual yield

T10Y—Federal Reserve H.15 10-Yr Constant Maturity Treasury Semiannual yield

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated STATEMENT OF ASSETS AND LIABILITIES May 31, 2019 (Unaudited)

ASSETS:
Investments, at value (Cost $693,692,048)		$720,360,995
Receivable for investments sold		89,197
Dividends and interest receivable		6,876,391
Total Assets		727,326,583
LIABILITIES:
Loan Payable	$252,200,000
Interest expense payable	708,028
Dividends payable to Common Stock Shareholders	31,029
Investment advisory fees payable	321,929
Administration, Transfer Agent and Custodian fees payable	60,227
Servicing Agent fees payable	30,314
Professional fees payable	46,159
Accrued expenses and other payables	3,546
Total Liabilities		253,401,232
NET ASSETS AVAILABLE TO COMMON STOCK		$473,925,351

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Total distributable earnings (loss)		$17,763,960
Par value of Common Stock		191,615
Paid-in capital in excess of par value of Common Stock		455,969,776
Total Net Assets Available to Common Stock		$473,925,351

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (19,161,549 shares outstanding)		$24.73

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2019 (Unaudited)

INVESTMENT INCOME:
Dividends†		$9,141,364
Interest		12,893,380
Rehypothecation Income		1,794
Total Investment Income		22,036,538
EXPENSES:
Investment advisory fees	$1,847,063
Interest expenses	4,155,863
Administrator’s fees	203,238
Servicing Agent fees	171,525
Professional fees	59,332
Insurance expenses	40,754
Transfer Agent fees	13,004
Directors’ fees	29,120
Custodian fees	31,425
Compliance fees	18,200
Other	60,060
Total Expenses		6,629,584
NET INVESTMENT INCOME		15,406,954

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments sold during the period		259,326
Change in unrealized appreciation/(depreciation) of investments		33,605,513
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		33,864,839

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$49,271,793

†For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Six Months Ended May 31, 2019 (Unaudited)	Year Ended November 30, 2018
OPERATIONS:
Net investment income	$15,406,954	$31,702,553
Net realized gain on investments sold during the period	259,326	889,291
Change in net unrealized appreciation/(depreciation) of investments	33,605,513	(60,904,827)
Net increase/(decrease) in net assets resulting from operations	49,271,793	(28,312,983)
DISTRIBUTIONS:
Dividends paid from distributable earnings to Common Stock Shareholders(1)	(16,536,417)	(34,299,039)
Total Distributions	(16,536,417)	(34,299,039)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	—	44,465
Net increase in net assets available to Common Stock resulting from Fund share transactions	—	44,465
NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE PERIOD	$32,735,376	$(62,567,557)

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$441,189,975	$503,757,532
Net increase/(decrease) in net assets during the period	32,735,376	(62,567,557)
End of period	$473,925,351	$441,189,975

(1)May include income earned, but not paid out, in prior fiscal year.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated STATEMENT OF CASH FLOWS For the Six Months Ended May 31, 2019 (Unaudited)

INCREASE/(DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$49,271,793

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(55,859,060)
Proceeds from disposition of investment securities	55,882,313
Net sales of short-term investment securities	1,452,208
Decrease in dividends and interest receivable	278,631
Decrease in receivable for investments sold	110,641
Decrease in prepaid expenses	34,256
Net amortization/(accretion) of premium/(discount)	859,794
Increase in interest expenses payable	708,028
Decrease in payable for investments purchased	(2,295,000)
Increase in payables to related parties	19,608
Decrease in accrued expenses and other liabilities	(67,852)
Change in net unrealized appreciation/(depreciation) of investments	(33,605,513)
Net realized gain from investments sold	(259,326)
Net cash provided by operating activities	16,530,521

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividend paid (net of reinvestment of dividends and change in dividends payable) to common stock shareholders from distributable earnings	(16,530,521)
Net cash used in financing activities	(16,530,521)
Net increase/(decrease) in cash	—

CASH:
Beginning of the period	$—
End of the period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the period	$3,491,305
Increase of dividends payable to common stock shareholders	5,896

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Financial Highlights For a Common Stock share outstanding throughout each period

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Six Months Ended		Year Ended November 30,
	May 31, 2019 (Unaudited)		2018	2017	2016	2015	2014

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$23.02		$26.29	$24.13	$24.43	$24.80	$22.75
INVESTMENT OPERATIONS:
Net investment income	0.80		1.65	1.69	1.84	1.79	1.76
Net realized and unrealized gain/(loss) on investments	1.77		(3.13)	2.39	(0.22)	(0.24)	2.26
Total from investment operations	2.57		(1.48)	4.08	1.62	1.55	4.02
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.86)		(1.79)	(1.92)	(1.92)	(1.92)	(1.97)
Total distributions to Common Stock Shareholders	(0.86)		(1.79)	(1.92)	(1.92)	(1.92)	(1.97)
Net asset value, end of period	$24.73		$23.02	$26.29	$24.13	$24.43	$24.80
Market value, end of period	$24.13		$21.35	$26.44	$22.89	$22.99	$23.65
Total investment return based on net asset value*	11.49	%***	(5.59)%	17.41%	7.03%	7.07%	19.05%
Total investment return based on market value*	17.29	%***	(12.94)%	24.49%	7.89%	5.65%	29.86%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of period (in 000’s)	$473,925		$441,190	$503,758	$462,215	$467,911	$475,163
Operating expenses including interest expense(1)	2.90	%**	2.49%	2.06%	1.83%	1.68%	1.67%
Operating expenses excluding interest expense	1.08	%**	1.06%	1.07%	1.10%	1.08%	1.09%
Net investment income†	6.74	%**	6.60%	6.56%	7.53%	7.25%	7.30%
SUPPLEMENTAL DATA: ††
Portfolio turnover rate	8	%***	10%	13%	19%	16%	31%
Total managed assets, end of period (in 000’s)	$726,125		$693,390	$755,958	$703,515	$709,211	$710,663
Ratio of operating expenses including interest expense(1) to average total managed assets	1.87	%**	1.63%	1.39%	1.20%	1.12%	1.12%
Ratio of operating expenses excluding interest expense to average total managed assets	0.70	%**	0.69%	0.72%	0.73%	0.72%	0.73%

*Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.

**Annualized.

***Not annualized.

†The net investment income ratios reflect income net of operating expenses, including interest expense.

††Information presented under heading Supplemental Data includes loan principal balance.

(1)See Note 8.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Financial Highlights (Continued)

Per Share of Common Stock

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2018	$0.1480	$22.42	$20.37	$20.49
January 31, 2019	0.1430	23.83	23.20	23.14
February 28, 2019	0.1430	24.12	23.37	23.35
March 29, 2019	0.1430	24.37	23.76	24.01
April 30, 2019	0.1430	24.87	24.60	24.59
May 31, 2019	0.1430	24.73	24.13	24.11

(1)Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Senior Securities

	05/31/2019*	11/30/2018	11/30/2017	11/30/2016	11/30/2015	11/30/2014
Total Debt Outstanding, End of Period (000s)(1)	$252,200	$252,200	$252,200	$241,300	$241,300	$235,500
Asset Coverage per $1,000 of Debt(2)	2,879	2,749	2,997	2,916	2,939	3,018

*Unaudited.

(1)See Note 8.

(2)Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited)

1.Organization

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on October 10, 2012, and commenced operations on May 29, 2013 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, with an emphasis on high current income.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s Administrator daily in accordance with the policies and procedures approved by the Board of Directors (the “Board”) of the Fund. It is determined by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost, provided such amount approximates market value. Investments in money market funds are valued at the net asset value of such funds.

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•Level 1 – quoted prices in active markets for identical securities

•Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

A summary of the inputs used to value the Fund’s investments as of May 31, 2019 is as follows:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	May 31, 2019	Price	Inputs	Inputs
Preferred Stock & Hybrid Preferred Securities
Banking	$348,939,460	$286,726,879	$62,212,581	$—
Financial Services	9,196,030	7,734,430	1,461,600	—
Insurance	143,433,909	88,755,335	54,678,574	—
Utilities	34,666,863	28,777,315	5,889,548	—
Energy	42,075,189	32,955,339	9,119,850	—
Communication	2,385,811	2,385,811	—	—
Real Estate Investment Trust (REIT)	268,728	268,728	—	—
Miscellaneous Industries	14,323,924	1,573,299	12,750,625	—
Contingent Capital Securities
Banking	86,993,743	85,283,943	1,709,800	—
Financial Services	5,254,602	5,254,602	—	—
Insurance	14,380,129	—	14,380,129	—
Corporate Debt Securities
Banking	14,451,175	14,451,175	—	—
Communication	3,246,714	3,246,714	—	—
Money Market Fund	744,718	744,718	—	—
Total Investments	$720,360,995	$558,158,288	$162,202,707	$—

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

During the reporting period, there were no transfers into Level 1 from Level 2 or into Level 2 from Level 1. During the reporting period, there were no transfers into or out of Level 3.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board and are unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Options: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

Repurchase agreements: The Fund may engage in repurchase agreement transactions. The Adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions must be at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2018, 2017 and 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and the State of California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to holders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 were as follows:

	Distributions paid in fiscal year 2019		Distributions paid in fiscal year 2018
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Common Stock	N/A	N/A	$34,299,039	$0

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

As of November 30, 2018, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)
$(2,391,493)	$692,997	$0	$(14,467,780)

The composition of the Fund’s accumulated realized capital losses is indicated below. These losses may be carried forward and offset against future capital gains.

No Expiration Short Term	No Expiration Long Term	Total
$2,391,493	$0	$2,391,493

Excise tax: The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

New Accounting Standards: In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU includes additions and modifications to disclosures for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

3.Derivative Instruments

The Fund intends to use derivatives primarily to economically hedge against risks in the portfolio, namely interest rate risk and credit risk. The Fund may use options on Treasury futures contracts for the purpose of economically hedging against a significant increase in long-term interest rates. If the strategy is employed, the Fund would purchase put options on Treasury futures contracts that would increase in value if long-term interest rates increased significantly, offsetting some of the related decline in portfolio asset values. The Fund may also purchase and write call options on Treasury futures contracts to supplement the put option strategy and also to reduce the overall cost of the interest rate hedge (by earning premiums from the net sale of call options).

The Fund has the authority to use other derivatives for hedging or to increase expected return, but has not employed any of these derivatives to-date and does not anticipate broad use of these derivatives in the near future (although this may change without advance notice). Other approved derivatives strategies include: buying and selling credit default swaps, interest rate swaps and options thereon (swaptions), and options on securities. Accounting policies for specific derivatives, including the location of these items in the financial statements, are included in Note 2 as appropriate. No assurance can be given that such use of derivatives will achieve their desired purposes or, in the case of hedging, will result in an overall reduction of risk to the Fund.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

Options on Financial Futures Contracts: When an interest rate hedging strategy is employed, the Fund intends to use options on financial futures contracts in much the same way as described above. The risk associated with purchasing options, and therefore the maximum loss the Fund would incur, is limited to the purchase price originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

The Fund did not use any derivatives during the six months ended May 31, 2019 and the fiscal year ended November 30, 2018.

4.Investment Advisory Fee, Servicing Agent Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.575% of the Fund’s average daily managed assets up to $200 million and 0.50% of the Fund’s average daily managed assets of $200 million or more. For purposes of calculating such a fee “managed assets” means the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund.

Destra Capital Investments LLC (the “Servicing Agent”) serves as the Fund’s shareholder servicing agent. Effective September 1, 2017, as compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.075% of the Fund’s Average Net Assets, for the remainder of the term of the agreement. Prior to September 1, 2017, the Servicing Agent was paid at a rate of 0.10% on the same basis. For these purposes, “Average Net Assets” are the average daily net assets available to the Fund’s common shareholders.

The Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares attributable to Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average daily total managed assets, 0.04% of the next $300 million of the Fund’s average daily total managed assets, 0.03% of the next $500 million of the Fund’s average daily total managed assets and 0.02% of the Fund’s average daily total managed assets above $1 billion. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to the Fund’s preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage).

BNY Mellon Investment Servicing (US) Inc. (“BNYIS”) (c/o, Computershare) serves as the Fund’s Common Stock dividend-paying agent and registrar (the “Transfer Agent”). As compensation for BNYIS’ services as Transfer Agent, the Fund pays BNYIS a monthly fee in the amount of $1,500, plus certain out of pocket expenses.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average daily total managed assets, 0.008% of the next $300 million of the Fund’s average daily total managed assets, 0.006% of the next $500 million of the Fund’s average daily total managed assets, and 0.005% of the Fund’s average daily total managed assets above $1 billion. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction rate preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage).

The Fund pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board or Audit Committee, $500 for each in-person meeting of the Nominating and Governance Committee attended, and $250 for each telephone meeting attended. The Audit Committee Chair receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

The Fund pays the Adviser a fee of $35,000 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

5.Purchases and Sales of Securities

For the six months ended May 31, 2019, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $55,859,060 and $55,882,313, respectively.

At May 31, 2019, the aggregate cost of securities for federal income tax purposes was $701,223,262, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $32,590,493 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $13,452,760.

6.Common Stock

At May 31, 2019, 240,000,000 shares of $0.01 par value Common Stock were authorized.

Common Stock transactions were as follows:

	Six Months Ended 05/31/19		Year Ended 11/30/18
	Shares	Amount	Shares	Amount
Shares issued under the Dividend Reinvestment and Cash Purchase Plan	—	$—	1,692	$44,465

7.Preferred Stock

The Fund has the authority to issue 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

8.Committed Financing Agreement

The Fund has entered into a committed financing agreement with BNP Paribas Prime Brokerage International, LTD. (“Financing Agreement”) that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. As of May 31, 2019, the committed amount, and amount borrowed, under the Financing Agreement was $252.2 million.

Effective September 1, 2017, the lender charges an annualized rate of one-month LIBOR (reset monthly) plus 0.80% on the drawn (borrowed) balance. For the previous 9 months of fiscal year 2017, the lender charged an annualized rate of three-month LIBOR (reset quarterly) plus 0.90% on the drawn balance. The lender’s charges on the undrawn (committed) balance remain unchanged at an annualized rate of 0.65%. For the six months ended May 31, 2019, the daily weighted average annualized interest rate on the drawn balance was 3.259% and the average daily loan balance was $252,200,000. LIBOR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, at least two-thirds of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with 180 days’ advance notice.

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. In connection with any Rehypothecated Securities, the Fund receives a fee from the lender equal to the greater of (x) 0.05% of the value of the Rehypothecated Securities and (y) 70% of net securities lending income. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. Rehypothecated Securities are identified in the Portfolio of Investments, and fees earned from rehypothecation are included in the Statement of Operations. The Fund had no Rehypothecated Securities and had no rehypothecation income for the fiscal year ended November 30, 2018.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

9.Portfolio Investments, Concentration and Investment Quality

The Fund seeks to provide its common shareholders with total return, with an emphasis on high current income, by investing at least 80% of its “managed assets” in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies, including traditional preferred stock, hybrid and trust preferred securities that have characteristics of both equity and debt securities, convertible securities, subordinated debt, and senior debt. “Managed assets” means the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund. Also, under normal market conditions, the Fund will invest more than 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts and mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management and custody, investment banking and brokerage, insurance, insurance brokerage, and real estate investment trust (“REIT”) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. The Fund’s portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

The Fund will invest at least 80% of its managed assets in (a) investment grade quality securities or (b) below investment grade quality securities of companies with investment grade senior unsecured debt outstanding, in either case determined at the time of purchase. Consequently, the Fund may invest up to 20% of its managed assets in securities of companies with below investment grade quality senior unsecured debt outstanding. In addition, the Fund may invest in unrated securities that the Fund’s investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

The Fund may invest up to 15% of its managed assets in common stocks, and up to 100% of its managed assets in securities of non-U.S. companies. Investments may include U.S. dollar-denominated securities and non-U.S. dollar-denominated securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside the United States.

Some income-producing securities include “loss absorption” provisions that make the securities more like equity. These securities are generally referred to as contingent capital securities or “CoCos.” In one type of CoCo, the security has loss absorption characteristics whereby the liquidation value of the security may be written down to below original principal amount (even to zero) under certain circumstances. Such securities may, but are not required to, provide for circumstances under which liquidation value may be adjusted back up, such as an improvement in capitalization and/or earnings. Another type of CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. An automatic write-down or conversion event can be triggered by a reduction in the capital level of the issuer, by regulatory actions or by other factors. CoCos which are subject to an automatic write-down (i.e., automatic write-down of the original principal amount, potentially to zero, and cancellation of the securities) under certain circumstances could result in the Fund losing a portion or all of its investment in such securities. If a CoCo provides for mandatory conversion of the security into common shares of the issuer, and the circumstances requiring mandatory conversion occur, the Fund could experience a reduced income rate, potentially to zero, as a result

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

of the issuer’s common shares not paying a dividend. Moreover, upon conversion into common stock, the Fund’s interest in the issuer would be subordinate to the issuer’s other security classes and would no longer be senior to common stock and, therefore, conversion would worsen the Fund’s standing in a bankruptcy proceeding.

The Fund may employ certain investment techniques in accordance with its fundamental and non-fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. The Fund may also enter into transactions, in accordance with its investment policies, involving short sales of securities and purchases of securities on margin. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures.

10.Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a Shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the Shareholder elects to receive cash. Registered Shareholders may elect to receive cash by contacting BNY Mellon at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the Shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A Shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2019, $202 in brokerage commissions were incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by BNY Mellon under the Plan.

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon, directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from BNY Mellon at 1-866-351-7446.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 7, 2018. This filing as well as the Fund’s proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund’s Transfer Agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.

Portfolio Schedule on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended February 28, 2019. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. Beginning with reporting periods on or after March 31, 2019, Form N-PORT will replace Form N-Q. Form N-PORT will be filed with the SEC quarterly. The Fund’s full portfolio holdings as of its first and third fiscal quarters (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter on www.sec.gov.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

Meeting of Shareholders

On April 23, 2019, the Fund held its Annual Meeting of Shareholders for the purpose of electing Directors of the Fund. The proposal was approved by the shareholders and the results of the voting are as follows:

Name	For	Withheld
R. Eric Chadwick	17,375,806.477	433,045.000
Morgan Gust	17,358,332.477	450,519.000

Ms. Karen H. Hogan and Mr. David Gale continue to serve in their capacities as Directors of the Fund.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

Morgan Gust 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 72	Lead Director and Nominating and Governance Committee Chair	Class III Director since inception	Majority owner and Executive Manager of various entities engaged in commercial farming, agriculture and real estate.	5	CoBiz, Financial, Inc. (financial services) through September 2015.

David Gale 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 70	Director	Class II Director since inception	President of Delta Dividend Group, Inc. (investments).	5	None

Karen H. Hogan 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 58	Director and Audit Committee Chair	Class I Director since October 2016; Class II Director inception- October 2016	Board Member, IKAR, a non-profit organization; Active Committee Member and Volunteer to several non-profit organizations.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2020 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2021 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2022 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred and Income Fund, Flaherty & Crumrine Preferred and Income Opportunity Fund, Flaherty & Crumrine Preferred and Income Securities Fund and Flaherty & Crumrine Total Return Fund.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen By Director**	Other Public Company Board Memberships During Past Five Years
INTERESTED DIRECTOR:

R. Eric Chadwick† 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 44	Director, Chairman of the Board, Chief Executive Officer and President	Class III Director since 2016	Portfolio Manager of Flaherty & Crumrine; President of Flaherty & Crumrine since 2014; Vice President of Flaherty & Crumrine until September 2014.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2020 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2021 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2022 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred and Income Fund, Flaherty & Crumrine Preferred and Income Opportunity Fund, Flaherty & Crumrine Preferred and Income Securities Fund, and Flaherty & Crumrine Total Return Fund.

†“Interested person” of the Fund as defined in the 1940 Act. Mr. Chadwick is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years

OFFICERS:

Chad C. Conwell 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 46	Chief Compliance Officer, Vice President and Secretary	Since inception

Executive Vice President of Flaherty & Crumrine since September 2014; Chief Compliance Officer and Chief Legal Officer of Flaherty & Crumrine; Vice President of Flaherty & Crumrine until September 2014

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 59	Chief Financial Officer, Vice President and Treasurer	Since inception	Portfolio Manager of Flaherty & Crumrine; Executive Vice President of Flaherty & Crumrine since September 2014; Vice President of Flaherty & Crumrine until September 2014

Roger Ko 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 44	Assistant Treasurer	Since 2014	Trader of Flaherty & Crumrine

Laurie C. Lodolo 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 55	Assistant Compliance Officer, Assistant Treasurer and Assistant Secretary	Since inception	Assistant Compliance Officer and Secretary of Flaherty & Crumrine

Linda M. Puchalski 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 62	Assistant Treasurer	Since inception	Administrator of Flaherty & Crumrine

*Each officer serves until his or her successor is elected and qualifies or until his or her earlier resignation or removal.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

BOARD CONSIDERATION AND APPROVAL OF CONTINUANCE OF INVESTMENT
ADVISORY AGREEMENT

On January 23, 2019, the Board of Directors (the “Board”) of the Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (the “Fund”) approved the continuation of the existing investment advisory agreement with Flaherty & Crumrine Incorporated (the “Adviser”) (the “Agreement”). The following paragraphs summarize the material information and factors considered by the Board, including the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, as well as their conclusions relative to such factors.

In considering whether to approve the Fund’s Agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by the Adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies thought to be generally comparable to the Fund. The Board members discussed with management this and other information relating to the Agreement during the Special Meeting held on January 16, 2019, for that specific purpose. In reaching their determinations relating to continuance of the Agreement, the Board members considered these discussions and all other factors they believed relevant, including the factors discussed below and their multi-year experience as directors of the Fund. In their deliberations, Board members did not identify any particular information that was all-important or controlling, and Board members may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for the Fund. In particular, the Board members focused on the following with respect to the Fund.

Nature, Extent and Quality of Services

The Board members reviewed in detail the nature and extent of services provided by the Adviser and the quality of those services over the past year and since inception. The Board members noted that these services included managing the Fund’s investment program, as well as the continued provision of significant administrative services beyond what the Agreement required. The Board members noted that the Adviser also provided, generally at its expense: office facilities for use by the Fund; personnel responsible for supervising the performance of administrative, accounting and related services; and investment compliance monitoring. The Board members also considered the Adviser’s sound financial condition and the Adviser’s commitment to its business. The Board members evaluated the Adviser’s services based on their direct experience serving as Directors for many years, focusing on (i) the Adviser’s knowledge of the preferred securities market generally, (ii) the Adviser’s internal resources dedicated to identifying opportunities to add additional value through tracking and hedging and (iii) the Adviser’s culture of compliance. The Board members reviewed the personnel responsible for providing services to the Fund and observed that, based on their experience and interaction with the Adviser: (1) the Adviser’s personnel exhibited a high level of personal integrity, diligence and attention to detail in carrying out their responsibilities under the Agreement; (2) the Adviser was responsive to requests of the Board, and its personnel were available between Board meetings to answer questions from Board members;

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

and (3) the Adviser had kept the Board apprised of developments relating to the Fund. The Board members also considered continued efforts undertaken by the Adviser to maintain an effective compliance program. The Board members concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the Fund’s investment goals and strategies, the corporate and regulatory environment in which the Fund operates, the level of services provided by the Adviser, and that the quality of the Adviser’s service continues to be high.

Investment Performance

The Board members took note of the Adviser’s continued adherence to its investment discipline. The Board members were provided with information regarding the Fund’s total return on net asset value performance in comparison to its peer funds for the 1-, 3- and 5- year periods. This information showed that the Fund’s performance was below the peer group average for the 1- year period, and above the peer group average for the 3- and 5- year periods. The Board members reviewed the Fund’s performance compared to relevant indices and funds thought to be generally comparable to the Fund and took note of differences between the Fund and certain funds in the comparison group. The Board members also reviewed in detail relative fees and expenses of the Fund and the funds in the comparison group, including comparative advisory fee, administration fee and total expense ratios, and noted that the Fund had below average advisory fees, below average advisory/administration fees and a below average total expense ratio.

Profitability

The Board members considered the Adviser’s methodology for determining its profitability with respect to the Fund, and the Adviser’s profit margin on an after-tax basis attributable to managing the Fund based on two expense allocation methods. The Board members also considered that the Adviser provided, for a lower fee, services to separate account clients and determined that the difference was justified in light of the additional services and costs associated with managing registered investment companies, such as the Fund. The Board members were advised by the Adviser that it did not realize material indirect benefits from its relationship with the Fund and did not obtain soft dollar credits from securities trading.

Economies of Scale

The Board members considered whether economies of scale could be realized because the Adviser advises other similar funds. The Board members acknowledged that, because the Adviser’s portfolio management is focused exclusively on preferred securities, certain economies of scale could be realized across all of the Adviser’s clients in terms of research and portfolio management and that these economies are shared by all of the Adviser’s clients both through the overall level of fees and through reinvestment in the Adviser’s business with technology, added personnel and infrastructure. The Board members also noted that the Fund’s advisory fee schedule declines as assets increase beyond a certain level (commonly known as a “breakpoint”), and that breakpoints provide for a sharing with shareholders of benefits derived as a result of potential economies of scale.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

In light of their discussions and considerations as described above, the Board members made the following determinations:

•the nature and extent of the services provided by the Adviser are reasonable and appropriate, and the quality of the services is high;

•The Fund’s performance for the 1-, 3- and 5- year periods was satisfactory given the Fund’s investment policies and strategies and the Adviser’s adherence to them;

•the fee paid to the Adviser was reasonable in light of (i) comparative performance and expense and advisory fee information, considered over relevant time periods, (ii) the cost of the services provided and profits realized, and (iii) the benefits derived or to be derived by the Adviser from the relationship with the Fund; and

•as a closed-end Fund, there were limited opportunities to generate significant economies of scale by the Adviser as the Fund’s assets grew, however, the investment advisory fee was structured to provide for a sharing of the benefits of economies of scale with shareholders.

Based on these conclusions, the Board members determined to approve continuation of the Agreement.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

 Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(Principal Executive Officer)

Date	July 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(Principal Executive Officer)

Date	July 29, 2019

By (Signature and Title)*	/s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer and Vice President
(Principal Financial Officer)

Date	July 29, 2019

* Print the name and title of each signing officer under his or her signature.